                                                                    Exhibit 10.5
                   COMMUNICATIONS SYSTEMS INTERNATIONAL, INC.
                             1998 STOCK OPTION PLAN

     On September 14, 1995, the stockholders of Communications Systems International, Inc. (the "Corporation") approved the Corporation's 1995 Incentive Stock Option Plan (the "1995 Incentive Stock Option Plan"). The effective date of the 1995 Incentive Stock Option Plan was August 7, 1995. The maximum number of shares authorized to be granted pursuant to Incentive Stock Options (as defined below) under the 1995 Incentive Stock Option Plan was 500,000. As of January 22, 1998, no shares were subject to outstanding Incentive Stock Options or had been granted pursuant to the exercise of Incentive Stock Options under the 1995 Incentive Stock Option Plan. Incentive Stock Options granted prior to January 16, 1998 shall be governed by the 1995 Incentive Stock Option Plan.
     On September 14, 1995, the stockholders of the Corporation approved the Corporation's 1995 Non-Qualified Stock Option Plan (the "1995 Non-Qualified Stock Option Plan"). The effective date of the 1995 Non-Qualified Stock Option Plan was August 7, 1995. The maximum number of shares authorized to be granted pursuant to Non-Qualified Stock Options (as defined below) under the 1995 Non-Qualified Stock Option Plan was 500,000. As of December 12, 1997, 487,900 shares were subject to outstanding Non-Qualified Stock Options or had been granted pursuant to the exercise of Non-Qualified Stock Options under the 1995 Non-Qualified Stock Option Plan. Non-Qualified Stock Options granted prior to January 16, 1998, except those Non-Qualified Stock Options conditionally granted, shall be governed by the 1995 Non-Qualified Stock Option Plan.
     On January 22, 1998, the stockholders of the Corporation approved a proposal to combine the 1995 Incentive Stock Option Plan and the 1995 Non-Qualified Stock Option Plan. The effective date of this combined plan (the "1998 Stock Option Plan" or the "Plan") is January 16, 1998. On January 22, 1998, the stockholders also approved a proposal to increase the aggregate number of authorized shares for Options (as defined below) to be granted under the Plan to 3,000,000. The total number of shares that may be issued pursuant to Options under the Plan is 2,512,100. The Board conditionally approved the granting of Non-Qualified Stock Options representing 528,400 shares upon the stockholders approval of the proposal to combine the Original Plans and approval of the proposal to increase the number of authorized shares under the Plan. These conditionally granted Non-Qualified Stock Options shall be governed by this Plan. Options granted on or after January 16, 1998 shall be governed by this Plan.

     1.)   Purposes.  The principal purpose of the Corporation's 1998 Stock
           --------
Option Plan is to advance the interests of the Corporation and its stockholders by affording officers, directors and other key persons upon whose judgment, initiative, and efforts the Corporation may rely for the successful conduct of its business an opportunity for investment in the Corporation and the incentive advantages inherent in stock ownership in the Corporation.

     Options granted under this Plan may either be Incentive Stock Options (as defined below) or Non-Qualified Stock Options (as defined below).

     2.)   Definitions.  For purposes of this Plan, the following terms shall
           -----------
have the meanings indicated below:

     (01) "Board" - the Board of Directors of Communications Systems International, Inc..

     (02) "Code" - the Internal Revenue Code of 1986, as amended from time to time.

     (03) "Committee" - a committee appointed by the Board consisting solely of not less than two members of the Board who are "disinterested" within the meaning of and to the extent required by the General Rules and Regulations promulgated pursuant to Section 16 of the Exchange Act (the "Section 16 Regulations"). To the extent permitted by the Section 16 Regulations, the Board may serve as the Committee.

     (04) "Common Stock" - any of the Corporation's shares of voting common stock.

     (05) "Corporation" - the Corporation and any of its Subsidiaries or Parents.

     (06)  "Exchange Act" - the Securities Exchange Act of 1934, as amended.

     (07) "Fair Market Value" - the price per share determined as follows: (a) if the security is listed for trading on one or more national securities exchanges (including the Nasdaq National Market System), the reported last sales price on such principal exchange on the date in question, or if such security shall not have been traded on such principal exchange on such date, the reported last sales price on such principal exchange on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange (including the Nasdaq National Market System) but is traded in the over-the-counter market, the mean of the highest and lowest bid prices for such security on the date in question, or if there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices existed; or (c) if neither (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties. Fair Market Value shall be determined without regard to any restriction other than a restriction which by its terms will never lapse.

     (08) "Incentive Stock Option" - an "incentive stock option" as that term is defined in Subsection 422(b) of the Code, to purchase shares of Common Stock. An Incentive Stock Option shall only be granted pursuant to an "Incentive Stock Option Agreement."

     (09) "Non-Qualified Stock Option" - an option, not intended to qualify as an Incentive Stock Option, to purchase Common Stock. A Non-Qualified Stock Option shall only be granted pursuant to a "Non-Qualified Stock Option Agreement."

     (10) "Option" - an Incentive Stock Option or a Non-Qualified Stock Option granted under the Plan.

     (11) "Option Agreement" - a written agreement pursuant to which the Corporation grants an option to an Optionee and which sets the terms and conditions of the option. The term shall refer to an Option Agreement pertaining to an Incentive Stock Option ("Incentive Stock Option Agreement") or an Option Agreement pertaining to a Non-Qualified Stock Option ("Non-Qualified Stock Option Agreement").

     (12) "Option Date" - the date on which an Option is granted under the Plan, which shall be the date upon which an Option Agreement is duly executed by or on behalf of the Corporation.

     (13) "Option Stock" - the Common Stock (subject to adjustment as described in Section 8), or any other class of stock of the Corporation which may be substituted therefor by exchange, stock split or otherwise.

     (14) "Optionee" - the person to whom an option to purchase Common Stock, which has not expired, has been granted by means of an Incentive Stock Option or a Non-Qualified Stock Option.

     (15) "Original Plans" - the 1995 Incentive Stock Option Plan and the 1995 Non-Qualified Stock Option Plan.

     (16) "Plan" - the Corporation' 1998 Stock Option Plan.

     (17) A "Subsidiary" - any corporation in an unbroken chain of corporations beginning with the Corporation, if, at the time of granting the option, each of the corporations other than the last corporation in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term shall include any subsidiaries which become such after adoption of this Plan.

     (18) "Successor" - the legal representative of the estate of a deceased Optionee or the person or persons who have acquired the right to exercise an Option by the Optionee's will or by the laws of descent and distribution.

     (19) A "Parent" - a corporation that directly, or indirectly through related corporations, owns more than 50 percent of the voting power of the shares entitled to vote for directors of the Corporation. The term shall include a corporation which becomes such after adoption of this Plan.

     3.)  Shares Available Under the Plan.  The aggregate number of shares that
          -------------------------------
may be issued pursuant to Options granted under the Plan is 3,000,000. As of December 12, 1997, 487,900 shares were subject to outstanding Options or had been granted pursuant to the exercise of Options under the Original Plans. The number of shares that may be subject to Options granted under the Plan is 2,512,100. The aggregate number of shares available under this Plan shall be subject to adjustment on the occurrence of any of the events and in the manner set forth in Section 8. The shares of Common Stock issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Corporation or shares purchased on the market for the purposes of the Plan. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares, shall (unless the Plan shall have been terminated) become available for other Options under the Plan.

     4.)  Administration.  The Plan shall be administered by the Board provided
          --------------
that the Board may appoint, from time to time, the Committee. If a Committee should be appointed, the Committee shall report all action taken by it to the Board and the Committee shall have full and final authority in its discretion, subject to the provisions of the Plan.

     The Corporation shall grant Options pursuant to the Plan upon determinations of the Committee as to which of the eligible persons shall be granted Options, the number of shares to be Optioned, the exercise price of the Option and the term during which any such Options may be exercised. The Committee may from time to time adopt rules and regulations for carrying out the Plan and interpretations and constructions of any provision of the Plan. All such determinations and interpretations by the Committee shall be conclusively binding for all purposes and upon all persons.

     5.)  Eligibility for Incentive Stock Options.  All employees of the
          ---------------------------------------
Corporation are eligible to receive Incentive Stock Options. Incentive Stock Options shall be granted in connection with the Optionee's employment with the Corporation. A director of the Corporation who is not also an employee and a consultant to the Corporation who is not also an employee, shall not be eligible to receive an Incentive Stock Option.

     In selecting the employees to whom Options shall be granted, as well as determining the number of shares subject to each Option, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purposes of the Plan. For any calendar year, the aggregate Fair Market Value (determined at the Option Date) of the stock with respect to which any Incentive Stock Options are exercisable for the first time by any individual employee (under all stock option plans of the Corporation) shall not exceed $100,000. An employee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.

     6.)  Eligibility for Non-Qualified Stock Options.  Non-Qualified Stock
          -------------------------------------------
Options may be granted to any employee, director, advisor or consultant of the Corporation, provided however that bona fide services shall be rendered by such advisor or consultant and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. No further restrictions are placed on the Committee in determining eligibility for granting Non-Qualified Stock Options.

     7.)  Terms and Conditions of Options.  Whenever the Committee shall
          -------------------------------
designate an Optionee, it shall communicate to the Secretary of the Corporation the name of the Optionee, the number of shares to be subject to the Option, the nature of the Option (Incentive Stock Option or

Non-Qualified Stock Option) and such other terms and conditions as it shall determine, not inconsistent with the provisions of this Plan. The President or other officer of the Corporation shall then enter into an Option Agreement with the Optionee, complying with and subject to the following terms and conditions and setting forth such other terms and conditions of the Option as determined by the Committee:

     (01) The Option Agreement shall state whether it is an Incentive Stock Option or a Non-Qualified Stock Option.

     (02)  Number of Shares and Option Price.  The Option Agreement shall state
           ---------------------------------
     the total number of shares to which it pertains. The price of the Option Stock subject to an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Option Stock at the Option Date. The price of the Option Stock subject to a Non-Qualified Stock Option shall be determined by the Committee and may be less than the Fair Market Value of the Option Stock at the Option Date but shall in no instance be less than the par value of the Option Stock. In the event an Incentive Stock Option is granted to an employee who, at the Option Date, owns more than ten percent (10%) of the voting power of all classes of the Corporation's stock then outstanding, the price of the Option Stock covered by such Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Option Stock at the Option Date. The Option price shall be subject to adjustment as provided in Section 8 hereof.

     (03)  Time and Manner of Exercise of Option.  The vesting and time of
           -------------------------------------
     exercise of each Option shall be determined from time to time by the Committee and shall be set forth in the Option Agreement with each Optionee. An Option, by its terms, shall be exercisable only by the Optionee during the Optionee's lifetime.

          (a) No Option may be exercised after ten (10) years from the Option Date; provided that no Incentive Stock Option granted to an owner of more than ten percent (10%) of the voting power of all classes of the Corporation's stock then outstanding may be exercised after five (5) years from the Option Date.

     (04)  Termination of Employment, Except Death or Disability.  In the event
           -----------------------------------------------------
     that an Optionee shall cease to be employed by the Corporation for any reason other than his or her death, disability or "for cause," such Optionee shall have the right to exercise any outstanding Options which were exercisable at the time of termination of employment at any time within three (3) months after the termination of employment or until the earlier expiration of the Option under this Plan or the Option Agreement. Any exercisable Options not exercised within the three (3) month period shall expire at the end of such period. In the event that the Optionee shall be terminated "for cause" including but not limited to: (i) willful breach of any agreement entered into with the Corporation; (ii) misappropriation of the Corporation's property, fraud, embezzlement, other acts of dishonesty against the Corporation; or (iii) conviction of any felony or crime involving moral turpitude, the Option shall expire immediately upon the Optionee's termination of employment.

     (05)  Death or Disability of Optionee.  If the Optionee shall die or become
           -------------------------------
     disabled within the definition of Section 22(e)(3) of the Code while in the employ of the Corporation and in either case shall not have fully exercised his or her Options, any Options granted pursuant to the Plan which were exercisable at the date of termination of employment shall be exercisable only within twelve (12) months following his or her death or date of disability or until the earlier originally stated expiration thereof. Any exercisable Options not exercised within the twelve (12) month period shall expire at the end of such period. In the case of death, such Options shall be exercised pursuant to subparagraph (07) of this Section by the Successor and only to the extent that such Options were exercisable at the time of the Optionee's death.

     (06)  Transfer of Option.  Each Option granted hereunder shall, by its
           ------------------
     terms, be not transferable by the Optionee other than by will or by the laws of descent and distribution, and shall be, during the Optionee's lifetime, exercisable only by the Optionee or the Optionee's legally appointed personal representative in the event the Optionee has been found legally incompetent to handle his or her affairs. Except as permitted by the preceding sentence, each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process except with the express consent of the Committee. Upon any attempt to so transfer, assign, pledge, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option Agreement or the Plan, or upon levy of any attachment or similar process upon such rights and privileges without the express consent of the Committee, the Option, and such rights and privileges, shall immediately become null and void.

     (07)  Manner of Exercise of Options.  An Option shall be exercisable only
           -----------------------------
     by: (i) written notice to the Corporation of intent to exercise the Option with respect to a specified number of shares of Option Stock; (ii) tendering the original Option Agreement to the Corporation; and (iii) payment to the Corporation of the amount of the Option purchase price for the number of shares of stock with respect to which the Option is then exercised. Payment of the Option purchase price may be made in cash, by certified bank check, by delivery of shares of Common Stock with a Fair Market Value equal to the Option purchase price, by a combination of cash, certified bank check and such shares, whose value together with such cash and certified bank check shall equal the Option purchase price or by any other method of payment which the Committee shall approve and, in the case of an Incentive Stock Option, which shall not be inconsistent with the provisions of Section 422 of the Code. An Option may be exercised in whole or in part; provided, however, that there shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the Optionee or person exercising the Option. When shares of Option Stock are issued to the Optionee pursuant to the exercise of an Option, the fact of such issuance shall be noted on the Option Agreement by the Corporation before the Option Agreement is returned to the Optionee. When all shares of Optioned stock covered by the Option Agreement have been issued to the Optionee, or the Option shall expire, the Option Agreement shall be canceled and retained by the Corporation. When shares of Option Stock are issued to the Optionee pursuant to the exercise of an Incentive Stock Option, the Corporation may (but shall not be required to) notify the Optionee of the period the Optionee must hold the shares to obtain the preferred tax treatment of the Incentive Stock Option.

     (08) Delivery of Certificate.  Except where shares are held for unpaid
          -----------------------
     withholding taxes, between fifteen (15) and thirty (30) days after receipt of the written notice and payment specified above, the Corporation shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Corporation, or the stock transfer agent for the Corporation, shall have deposited such certificates in the United States mail, postage prepaid, addressed to the Optionee at the address specified in the written notice of exercise.

     (09) Certain Dispositions of Option Stock.  Any Incentive Stock Options
          ------------------------------------
     granted pursuant to this Plan shall be conditioned such that if an Optionee or Successor shall dispose of Option Stock by way of sale, exchange, gift, transfer of legal title, or otherwise within (i) the two-year period beginning on the Option Date, or (ii) the one-year period beginning on the date on which the Option Stock was transferred to such individual pursuant to the exercise of an Incentive Stock Option, such individual shall promptly report the disposition to the Corporation in writing and shall furnish to the Corporation such details concerning the disposition as the Corporation may reasonably request.

     (10) Other Provisions.  The Option Agreements under this Section shall
          ----------------
     contain such other provisions as the Committee shall deem advisable.

     8.)  Adjustments.  In the event that the outstanding shares of the Common
          -----------
Stock are changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in Common Stock, appropriate adjustment shall be made in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding Options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made by the Committee without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option Price per share. The Committee's determination shall be conclusive. No such adjustment shall be made which shall, within the meaning of any applicable sections of the Code, constitute a modification, extension or renewal of an Option or a grant of additional benefits to a participant.

     If the Corporation does not exercise its right under Section 13 hereof to accelerate the date of any Options and is a party to a merger, consolidation, reorganization or similar corporate transaction and if, as a result of that transaction, its shares of Common Stock are exchanged for: (i) other securities of the Corporation or (ii) securities of another corporation which has assumed the outstanding Options under the Plan or has substituted for such Options its own options, then each Optionee shall be entitled (subject to the conditions stated herein or in such substituted options, if any), in respect of that Optionee's Options, to purchase that amount of such other securities of the Corporation or of such other corporation as is sufficient to ensure that the value of the Optionee's Options immediately before the corporate transaction is equivalent to the value of such options immediately after the transaction, taking into account the Option Price of the Option before such transaction, the Fair Market Value per share of the Common Stock immediately before such transaction and the Fair Market Value immediately after the transaction of the securities then subject to that Option (or to the option substituted for that Option, if any). Upon the happening of any such corporate transaction, the class and aggregate number of shares subject to the Plan which have been heretofore or may be hereafter granted under the Plan shall be appropriately adjusted to reflect the events specified in this clause.

     9.)  Rights as Stockholder.  Neither an Optionee nor a Successor shall, by
          ---------------------
reason of any Option granted hereunder, have any right of a stockholder of the Corporation with respect to the shares covered by his or her Option until such shares shall have been issued to the Optionee or the Successor.

     10.) No Obligation to Exercise Option.  The granting of an Option
          --------------------------------
shall impose no obligation upon the Optionee to exercise such Option. Neither shall the Plan confer upon the Optionee any rights respecting continued employment nor limit the Optionee's rights or the Corporation's rights to terminate such employment.

     11.) Withholding Taxes.  Whenever under the Plan shares of Option Stock
          -----------------
are to be issued upon exercise of the Options granted hereunder and prior to the delivery of any certificate or certificates for said shares by the Corporation, the Corporation shall have the right to require the Optionee to remit to the Corporation an amount sufficient to satisfy any federal and state withholding or other employment taxes resulting from such exercise. In the event that withholding taxes are not paid within five days after the date of exercise, to the extent permitted by law the Corporation shall have the right, but not the obligation, to cause such withholding taxes to be satisfied by reducing the number of shares of Option Stock deliverable or by offsetting such withholding taxes against amounts otherwise due from the Corporation to the Optionee. If withholding taxes are paid by reduction of the number of shares deliverable to the Optionee, such shares shall be valued at the Fair Market Value as of the fifth business day following the date of exercise.

     12.) Purchase for Investment; Rights of Holder on Subsequent
          -------------------------------------------------------
Registration.  Unless the shares to be issued upon exercise of an Option granted
------------
under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended (the "1933 Act"), the Corporation shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, whether such exercise is in whole or in part, shall give a written representation and undertaking to the Corporation which is satisfactory in form and scope to counsel for the Corporation and upon which, in the opinion of such counsel, the Corporation may reasonably rely, that he or she is acquiring the shares issued to him or her pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law. Such shares may be disposed of by an Optionee in the following manner only: (1) pursuant to an effective registration statement covering such resale or reoffer, (2) pursuant to an applicable exemption from registration as indicated in a written opinion of counsel acceptable to the Company, or (3) in a transaction that meets all the requirements of Rule 144 of the Securities and Exchange Commission. If shares of stock covered by the Plan have been registered with the Securities and Exchange Commission, no such restrictions on resale shall apply, except in the case of Optionees who are directors, officers, or principal shareholders of the Company. Such persons may dispose of shares only by one of the three aforesaid methods. In the event that the Corporation shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Corporation shall take such action at its own expense and may require from each participant such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Corporation and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made.

     13.) Modification of Outstanding Options.  The Committee, without the
          -----------------------------------
consent of the Optionee, may accelerate the exercisability of an outstanding Option upon the merger, consolidation, reorganization or similar transaction with another entity and shorten the time period within which an Optionee must exercise his or her Options. In addition, the Committee, at any time, may authorize modification of any outstanding Option with the consent of the participant when and subject to such conditions as are deemed to be in the best interests of the Corporation and in accordance with the purposes of the Plan.

     14.) Approval of Shareholders.  This Plan is expressly subject to approval
          ------------------------
of holders of the majority of the outstanding shares of common stock of the Corporation, and if it is not so approved on or before twelve (12) months after the date of adoption of this Plan by the Board, this Plan shall not come into effect and the Original Plans shall remain in effect.

     15.) Liquidation.  Upon the complete liquidation of the Corporation,
          -----------
any unexercised Options theretofore granted under this Plan shall be deemed canceled, except as otherwise provided in Section 8 in connection with a merger, consolidation or reorganization of the Corporation.

     16.) Effective Date of the Plan.  The effective date of this Plan is
          --------------------------
January 16, 1998.

     17.) Termination and Amendment of the Plan.  This Plan shall terminate on
          -------------------------------------
January 16, 2008 or at such earlier time as the Board shall determine. Any termination shall not affect any Options then outstanding under this Plan.

     The Board may make such modifications of the Plan as it shall deem advisable, but may not, without further approval of the stockholders of the Corporation, except as provided in Section 8 hereof, (a) abolish the Committee, change the qualification of its members, or withdraw the administration of the Plan from its supervision, (b) make any material change in the class of eligible employees as defined in Sections 5 (for Incentive Stock Options) or 6 (for Non-Qualified Stock Options), (c) increase the total number of shares reserved for purposes of this Plan provided in Section 3, except as provided in Section 8,
(d) increase the total number of shares for which an option or options may be granted to any one employee, (e) extend the term of the Plan or the maximum option periods provided in Section 7, (f) decrease the minimum option price provided in Section 7, except as provided in Section 8, or (g) materially increase the benefits accruing to employees participating under this Plan.

     18.) Governing Law.  The Plan shall be governed by the laws of the State of
          -------------
Colorado.

     19.) Expenses of Administration.  All costs and expenses incurred in the
          --------------------------
operation and administration of this Plan shall be borne by the Corporation.

     20.) Use of Proceeds.  The proceeds received by the Corporation from the
          ---------------
sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Corporation's general funds and used for general corporate purposes.

     21.) Limitations.  Every right of action by or on behalf of the Corporation
          -----------
or by any stockholder against any past, present or future member of the Board, or any officer or employee of the Corporation arising out of or in connection with this Plan shall, irrespective of the place where such action may be brought and irrespective of the place of residence of any such director, officer or employee cease and be barred by the expiration of one year from whichever is the later of (a) the date of the act or omission in respect of which such right of action arises; or (b) the first date upon which there has been made generally available to stockholders an annual report of the Corporation or any proxy statement for the annual meeting of stockholders following the issuance of such annual report, which annual report and proxy statement alone or together set forth, for the related period, the number of shares issuable upon the exercise of the options granted pursuant to this Plan; and any and all right of action by any employee (past, present or future) against the Corporation arising out of or in connection with this Plan shall, irrespective of the place where such action may be brought, cease and be barred by the expiration of one year from the date of the act or omission in respect of which such right of action arises.

                   COMMUNICATIONS SYSTEMS INTERNATIONAL, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

[DATE]

[NAME AND ADDRESS OF THE OPTIONEE]

Dear [OPTIONEE]:

     At the direction of the Board of Directors of Communications Systems International (the "Corporation"), you are hereby notified that the Board of Directors has granted you an Incentive Stock Option under the Corporation's 1998 Stock Option Plan. Set forth below are the terms of this Incentive Stock Option.

     The Incentive Stock Option granted to you is to purchase [INSERT NUMBER OF SHARES] shares of Common Stock (the "Stock") of the Corporation at an exercise price of $[INSERT EXERCISE PRICE] per share. The fair market value of a share of the Corporation's Stock on this date is $[INSERT FAIR MARKET VALUE ON DATE OF THE GRANT -- THE EXERCISE PRICE MUST BE GREATER THAN OR EQUAL TO THIS AMOUNT]. In setting the exercise price for each share of Corporation Stock subject to this Incentive Stock Option, it is the Corporation's understanding that you, as of the date of this Incentive Stock Option, do not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or a parent or a subsidiary of the Corporation pursuant to the attribution rules of section 424(d) of the Internal Revenue Code.

     The date of the grant of this Incentive Stock Option is [INSERT DATE OF THE GRANT]. This Incentive Stock Option expires on [INSERT DATE NO MORE THAN TEN YEARS FROM THE DATE OF THE GRANT OF THIS INCENTIVE STOCK OPTION].

     [INSERT VESTING SCHEDULE, IF ANY] You may exercise this Incentive Stock Option with respect to all or part of the shares at any time prior to the date on which this Incentive Stock Option expires, subject to the conditions contained in the Corporation's 1998 Stock Option Plan and this Incentive Stock Option Agreement.

     This Incentive Stock Option is further limited as follows:

     This Incentive Stock Option is administered by the Board of Directors of the Corporation, which has final and conclusive authority to administer this Incentive Stock Option and determine all questions arising under it.

     The purchase price of any shares purchased pursuant to exercise of this Incentive Stock Option (the "Exercise Price") may be paid in cash; by certified bank check; by delivery of shares of Common Stock of the Corporation with a fair market value equal to the Exercise Price; by a combination of cash, certified bank check and such shares; or by any other method approved by the Board of Directors.

[OPTIONEE]
[DATE]
Page 2


     This Incentive Stock Option may be exercised by you, but only by you, at any time during your lifetime prior to three (3) months after you cease to be an employee of the Corporation for any reason other than death, disability or termination "for cause."

     In the event of your death or your total disability during your service to the Corporation, this Incentive Stock Option may be exercised at any time within twelve (12) months following the date of your disability by you or your legally appointed personal representative, or at any time within twelve (12) months following the date of your death by your estate or a person who acquired this Incentive Stock Option by will or by the laws of descent and distribution.

     In the event that you are terminated "for cause," which includes but is not limited to: (i) willful breach of any agreement entered into with the Corporation; (ii) misappropriation of the Corporation's property, fraud, embezzlement, breach of fiduciary duty, other acts of dishonesty against the Corporation; or (iii) conviction of any felony or crime involving moral turpitude, this Incentive Stock Option shall expire immediately upon your termination from the Corporation.

     In no event will this Incentive Stock Option be exercisable after the expiration of ten (10) years from the date it was granted. You may not transfer, sell, pledge, assign, or otherwise dispose of this Incentive Stock Option, other than at death, by will or by the laws of descent and distribution, and this Incentive Stock Option is exercisable during your lifetime only by you. This Incentive Stock Option shall not be subject to execution, attachment or similar process except with the express consent of the Committee.

     Unless a registration statement under the Securities Act of 1933, as amended, and applicable state securities laws as in effect with respect to this Incentive Stock Option or the shares of Stock you acquire upon exercise of this Incentive Stock Option (the "Incentive Stock Option Stock"), you agree with, and represent to, the Corporation that you are acquiring the Incentive Stock Option and the Incentive Stock Option Stock for the purpose of investment and not with a view to transfer, sell, or otherwise dispose of the Incentive Stock Option Stock. The Corporation may require an opinion of counsel satisfactory to it prior to the transfer of any Incentive Stock Option Stock to you to assure at all times that it will be in compliance with applicable federal and state securities laws.

     A copy of the Corporation's 1998 Stock Option Plan is enclosed for your information.



Dated:_______________         __________________________________________________
                              [PRESIDENT OR OTHER OFFICER OF THE CORPORATION]

[OPTIONEE]
[DATE]
Page 3


ACCEPTANCE:

I hereby accept the terms and provisions of the above Incentive Stock Option Agreement. I also agree to accept as binding, conclusive, and final all decisions or interpretations of the Corporation's Board of Directors upon any questions arising under this Incentive Stock Option.



Dated:_______________         __________________________________________________
                              [OPTIONEE]

                   COMMUNICATIONS SYSTEMS INTERNATIONAL, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

[DATE]

[NAME AND ADDRESS OF THE OPTIONEE]

Dear [OPTIONEE]:

     At the direction of the Board of Directors of Communications Systems International (the "Corporation"), you are hereby notified that the Board of Directors has granted you a Non-Qualified Stock Option under the Corporation's 1998 Stock Option Plan. Set forth below are the terms of this Non-Qualified Stock Option.

     The Non-Qualified Stock Option granted to you is to purchase [INSERT NUMBER OF SHARES] shares of Common Stock (the "Stock") of the Corporation at an exercise price of $[INSERT EXERCISE PRICE] per share. The date of the grant of this Non-Qualified Stock Option is [INSERT DATE OF GRANT]. This Non-Qualified Stock Option expires on [INSERT DATE NOT MORE THAN TEN YEARS FROM THE DATE OF THE GRANT OF THIS NON-QUALIFIED STOCK OPTION].

     [INSERT VESTING SCHEDULE, IF ANY] This Non-Qualified Stock Option may not be exercised after the date on which it expires.

     This Non-Qualified Stock Option is limited as follows:

a) This Non-Qualified Stock Option is administered by the Board of Directors of the Corporation, which has final and conclusive authority to administer this Non-Qualified Stock Option and determine all questions arising under it.

b) The purchase price of any shares purchased pursuant to exercise of this Non-Qualified Stock Option (the "Exercise Price") may be paid in cash; by certified bank check; by delivery of shares of Common Stock of the Corporation with a fair market value equal to the Exercise Price; by a combination of cash, certified bank check and such shares; or by any other method approved by the Board of Directors.

c) This Non-Qualified Stock Option may be exercised by you, but only by you, at any time during your lifetime prior to three (3) months after you cease to be an employee of the Corporation for any reason other than death, disability or termination "for cause."

d) In the event of your death or your total disability during your service to the Corporation, this Non-Qualified Stock Option may be exercised at any time within twelve (12) months following the date of your disability by you or your legally appointed personal representative, or at any time within twelve (12) months following the date of your death by your estate or a person who acquired this Non-Qualified Stock Option from you by will or by the laws of descent and distribution.

[OPTIONEE]
[DATE]
Page 2


e) In the event that you are terminated "for cause," which includes but is not limited to: (i) willful breach of any agreement entered into with the Corporation; (ii) misappropriation of the Corporation's property, fraud, embezzlement, breach of fiduciary duty, other acts of dishonesty against the Corporation; or (iii) conviction of any felony or crime involving moral turpitude, this Non-Qualified Stock Option shall expire immediately upon your termination from the Corporation.

f) You may not transfer, sell, pledge, assign or otherwise dispose of this Non-Qualified Stock Option, except at death by will or by the laws of descent and distribution. This Non-Qualified Stock Option shall not be subject to execution, attachment or similar process except with the express consent of the Committee.

g) Unless a registration statement under the Securities Act of 1933, as amended, and applicable state securities laws is in effect with respect to this Non-Qualified Stock Option or the shares of Stock you acquire upon exercise of this Non-Qualified Stock Option ("Non-Qualified Stock Option Stock"), you agree with, and represent to, the Corporation that you are acquiring this Non-Qualified Stock Option and the Non-Qualified Stock Option Stock for the purpose of investment and not with a view to transfer, sell, or otherwise dispose of the Non-Qualified Stock Option Stock. The Corporation may require an opinion of counsel satisfactory to it prior to the transfer of any Non-Qualified Stock Option Stock to you to assure at all times that it will be in compliance with applicable federal and state securities laws.

A copy of the Corporation's 1998 Stock Option Plan is enclosed for your information.


Dated: ________                  _______________________________________________
                                 [PRESIDENT OR OTHER OFFICER OF THE CORPORATION]

ACCEPTANCE:

I hereby accept the terms and provisions of the above Non-Qualified Stock Option Agreement. I also agree to accept as binding, conclusive, and final all decisions or interpretations of the Corporation's Board of Directors upon any questions arising under this Non-Qualified Stock Option.

Dated: ____________________      _______________________________________________
                                 [OPTIONEE]